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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

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                                  CURRENT REPORT

                         Pursuant to Section 13 or 15 (d)
                      of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):  August 13, 1997

                             ALEX. BROWN INCORPORATED
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               (Exact name of registrant as specified in its charter)

        Maryland                  0-14199              52-1434118
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   (State of other        (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                      Identification
    Incorporation)                                       Number)

     One South Street, Baltimore, MD                     21202
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  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (410) 727-1700

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Item 5.     Other Events

     On August 13, 1997, the stockholders of the common stock of Alex. Brown Incorporated approved the merger with and into a wholly-owned subsidiary of Bankers Trust New York Corporation. The merger is expected to close on September 1, 1997.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   ALEX. BROWN INCORPORATED

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Date:     August 20, 1997         By:  S/ ROBERT F. PRICE
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                                  Robert F. Price
                                  Secretary and General Counsel
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